Exhibit 32.1

                     STATEMENT OF CHIEF EXECUTIVE OFFICER OF
                         KERYX BIOPHARMACEUTICALS, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of Keryx Biopharmaceuticals, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Michael S. Weiss, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2004           /s/  Michael S. Weiss
                                -----------------------------------------------
                                Michael S. Weiss
                                Chief Executive Officer
                                (Principal Executive Officer)